Exhibit 10.7

Execution Copy

ENVIRONMENTAL

INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”), made as of the 18th day of July, 2005, by AAI CORPORATION, a Maryland corporation, UNITED INDUSTRIAL CORPORATION, a Delaware corporation, AAI SERVICES CORPORATION, a Maryland corporation, AAI/ACL TECHNOLOGIES, INC., a Maryland corporation (each individually an “Indemnitor” and collectively, the “Indemnitors”), and each of the Indemnitors’ Subsidiaries hereafter party hereto (Indemnitors and each of such Subsidiaries shall be collectively known as the “Grantors”), for the benefit of SUNTRUST BANK, as administrative agent (the “Administrative Agent”) for itself and the several banks and other financial institutions (the “Lenders”) that are or become parties to the Credit Agreements (as defined below).  The Administrative Agent (for itself and for the Lenders) is hereinafter referred to as the “Beneficiary”.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof, by and among the Indemnitors, the other credit parties party thereto, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and Administrative Agent (the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Credit Agreement), the Lenders have made a credit facility available to the Indemnitors;

WHEREAS, the Obligations under the Credit Agreement are secured by, among other things, certain deeds to secure debt, mortgages and deeds of trust, now owned or hereinafter acquired (the “Mortgages”) given by Grantors, encumbering certain real property situated in and described on Exhibit A, attached hereto and by this reference incorporated herein and made a part hereof, together with the buildings, structures and other improvements located thereon (said real property, building, structures and other improvements being hereinafter collectively referred to as the “Property”) and by other documents and instruments (the Credit Agreement, the Mortgages, and such other documents and instruments, as the same may from time to time be amended, restated, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, as a condition to making certain financial accommodations to the Indemnitors under the Credit Agreement, Administrative Agent and the Lenders have required that Indemnitors indemnify Administrative Agent and the Lenders with respect to Hazardous Materials or environmental conditions on, in, under or affecting the Property as herein set forth;

NOW, THEREFORE, to induce Lenders to extend such financial accommodations to the Indemnitors and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree to, with and for the benefit of Beneficiary, as follows:

SECTION 1. Indemnity.  Indemnitors hereby assume liability for, and hereby agree to pay, protect, defend (at administrative, trial and appellate levels) and with attorneys, consultants and experts reasonably acceptable to Beneficiary, and save Beneficiary harmless from and against, and hereby indemnify Beneficiary from and against any and all liens, damages (including, without limitation, personal injury, property and natural resource damages), losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively “Costs”) but excluding Costs arising out of the gross negligence or willful misconduct of Beneficiary as determined by a court of competent jurisdiction by final and nonappealable judgment which may at any time after the date hereof be imposed upon, incurred by, suffered by, or asserted or awarded against Beneficiary (or any of them) or the Property, whether based on strict liability or otherwise, and arising directly or indirectly from or out of:  (i) the alleged or actual violation of any applicable Environmental Laws, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.) the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.) and the regulations, orders, agreement and permits promulgated pursuant to said laws, all as amended, relating to or affecting the Property, whether or not caused by or within the control of Indemnitors, or either of them; (ii) the presence, release or threat of release of any Hazardous Materials, on, in, under or from the Property and which affects all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Indemnitors, or either of them; (iii) the failure by Indemnitors, or either of them, to comply fully with the terms and conditions of this Agreement; (iv) the breach of any representation, warranty or covenant contained in this Agreement; or (v) the enforcement of this Agreement, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Materials on, in, under or from the Property and which affects any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with all Environmental Laws in connection with all or any portion of the Property or any surrounding areas.

SECTION 2. Covenants of Indemnitors.

(a)                                  Indemnitors shall keep or cause the Property to be kept free from Hazardous Materials (except for those substances used by Indemnitors at the Property in the ordinary course of their businesses and for the maintenance of the Property, all in material compliance with applicable Environmental Laws) and in compliance with all applicable Environmental Laws, except where the failure to do so, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and all permits and authorizations required under applicable Environmental Laws, shall not install or use any underground storage tanks, shall not engage in and shall expressly prohibit the on-site storage, treatment and disposal of Hazardous Materials at the Property except, in each case, in compliance with all applicable Environmental Laws and all permits and authorizations required under applicable Environmental Laws, and, without limiting the generality of the foregoing, during the term of this Agreement, shall not install in the Property or permit to be installed in the Property asbestos or any substance containing asbestos.

(b)                                 Indemnitors shall notify Administrative Agent within seven (7) “Business Days” (as defined in the Credit Agreement) after Indemnitors, or either of them, become aware of (i) any release of, threatened release of, or environmental contamination involving Hazardous Materials, or other potential environmental problem or liability, with respect to the Property, in violation of applicable Environmental Laws or the terms and conditions of any permit (ii) any lien, action or notice affecting the Property or Indemnitors, or either of them, resulting from any violation or alleged violation of the Environmental Law, (iii) the institution of any investigation or proceeding (A) concerning either Indemnitor or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Materials and (B) as to which there is a reasonable possibility of an adverse determination that would reasonably be expected to have a Material Adverse Effect, or (iv) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Agreement incorrect in any material respect if made at the time of discovery.  Further, within seven (7) Business Days after the receipt of same, Indemnitors, and each of them, shall deliver to Administrative Agent copies of any and all orders, notices, permits, applications, reports and other written communications, documents or instruments pertaining to the subject of the notice required to be delivered to Administrative Agent under the first sentence of this Section 2(b), including, without limitation, the actual, alleged or potential presence or existence of any Hazardous Substance at, on, about, under, within, near or in connection with the Property (except for those substances used by Indemnitors at the Property in the ordinary course of their businesses and for the maintenance of the Property, all in material compliance with applicable Environmental Laws).  Indemnitors, and each of them jointly and severally, shall promptly, and when and as required, and regardless of the source of the contamination, at their sole cost and expense, take all actions as shall be necessary or required under applicable Environmental Laws by any governmental or regulatory entity or agency for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws and the terms of this Agreement and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property under applicable Environmental Laws.  In the event Indemnitors fail to do so, Beneficiary may, but shall have no obligation to, cause the Property or other affected property to be brought into conformance with Environmental Laws and any cost incurred in connection therewith shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Section 4(c) hereof.  Nothing herein shall preclude Indemnitors from defending against or challenging, using all lawful means, the imposition (or intended imposition) of any governmental directives or requirements or of any liability on Indemnitors by any Governmental Authority or other Person.

(c)                                  Upon the written request (or telephonic request promptly confirmed in writing) of Administrative Agent, at any time, but no more frequently than once every twelve months, unless there is (i) an occurrence of a default under this Agreement, (ii) an occurrence or existence of an Event of Default under the Loan Documents or (iii) Beneficiary has reasonable grounds to believe that Hazardous Materials are or have been released, stored or disposed of on or around the Property in violation of the applicable Environmental Laws or that the Property may otherwise be in violation of the applicable Environmental Laws, Indemnitors shall provide, at Indemnitors’ sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate environmental consultant reasonably acceptable to Administrative Agent indicating the presence or absence of Hazardous Materials on the Property or an inspection or audit of the improvements located on the Property prepared by an engineering or consulting firm reasonably acceptable to Administrative Agent indicating the presence or absence of friable asbestos or substances containing asbestos on the Property.  If Indemnitors fail to provide such inspection or audit within thirty (30) Business Days after such written or telephonic request, Beneficiary may, but has no obligation to order the same, and Indemnitors hereby grant to Beneficiary access to the Property and an irrevocable license to undertake such inspection or audit.  The cost of such inspection or audit shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Section 4(c) hereof.

SECTION 3. Indemnification Procedures.

(a)                                  If any action shall be brought against Beneficiary based upon any of the matters for which Beneficiary is indemnified hereunder, Beneficiary shall promptly notify Indemnitors in writing thereof and Indemnitors shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Beneficiary and the negotiation of any settlement; provided, however, that any failure of Beneficiary to notify Indemnitors of such matter shall not impair or reduce the obligations of Indemnitors hereunder.  Beneficiary shall have the right, at its own expense, to employ separate counsel in any such action and to participate in the defense thereof.  In the event Indemnitors shall fail to discharge or undertake to defend Beneficiary against any claim, loss or liability for which Beneficiary is indemnified hereunder, Beneficiary may, at its sole option and election, defend or settle such claim, loss or liability.  The liability of Indemnitors to Beneficiary hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Beneficiary in effecting such settlement.  In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitors shall pay the same as hereinafter provided.

(b)                                 Indemnitors shall not, without the prior written consent of Beneficiary or any Lender which is potentially liable under such action, suit, proceeding or claim: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Beneficiary of a full and complete written release of Beneficiary (in form, scope and substance satisfactory to the applicable Beneficiary and its counsel in their reasonable discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Beneficiary or obligate Beneficiary to pay any sum or perform any obligation as determined by Beneficiary in its reasonable discretion.

(c)                                  All Costs shall be promptly reimbursable to Beneficiary incurring the same when and as paid or incurred and, in the event of any litigation, claim or other proceedings without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceedings and Indemnitors shall pay to Beneficiary any and all Costs promptly after written notice from Beneficiary itemizing the amounts thereof paid or incurred to the date of such notice.  In addition to any other remedy available for the failure of Indemnitors to pay such Costs periodically, such Costs, if not paid promptly after such written notice from Beneficiary, shall bear interest at the “Default Rate” set forth in the Credit Agreement.

SECTION 4. Reinstatement of Obligations.  If at any time all or any part of any payment made by Indemnitors or received by Beneficiary from Indemnitors under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitors, or either of them), then the obligations of Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitors, or receipt of payment by Beneficiary, and the obligations of Indemnitors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitors had never been made.

SECTION 5. Waivers by Indemnitors.  The indemnification rights and remedies of Beneficiary set forth in Section 1 hereof shall not be impacted by and to the extent permitted by law, Indemnitors hereby waive and agree not to raise as a defense to Beneficiary’s rights hereunder:

(a)                                  Any right to require Beneficiary to proceed against any other person or to proceed against or exhaust any security held by Beneficiary at any time or to pursue any other remedy in Beneficiary’s power or under any other agreement before proceeding against Indemnitors hereunder;

(b)                                 The defense of the statute of limitations in any action hereunder;

(c)                                  Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Beneficiary to file or enforce a claim against the estate (in administration, bankruptcy or any other proceedings) of any other person or persons;

(d)                                 Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Beneficiary, any endorser or creditor of Indemnitors, or either of them, or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Beneficiary;

(e)                                  Any defense based upon an election of remedies by Beneficiary;

(f)                                    Any right or claim of right to cause a marshaling of the assets of any Indemnitor;

(g)                                 Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h)                                 Any duty on the part of Beneficiary to disclose to Indemnitors, or any of them, any facts Beneficiary may now or hereafter know about the Property, regardless of whether Beneficiary has reason to believe that any such facts materially increase the risk beyond that which Indemnitors intend to assume or has reason to believe that such facts are unknown to Indemnitors, or either of them, or has a reasonable opportunity to communicate such facts to Indemnitors, it being understood and agreed that Indemnitors are fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitors hereunder;

(i)                                     Any lack of notice of disposition or of manner of disposition of any collateral which secures the obligations of the Indemnitors under the Loan Documents;

(j)                                     Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)                                  Any lack of commercial reasonableness in dealing with the collateral which secures the obligations of the Indemnitors under the Loan Documents;

(l)                                     Any deficiencies in the collateral which secures the obligations of the Indemnitors under the Loan Documents or any deficiency in the ability of Beneficiary to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m)                               An assertion or claim that the automatic stay provided by 11 U.S.C. §105 (arising upon the voluntary or involuntary bankruptcy proceeding of Indemnitors) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any of its rights, whether now or hereafter required, which Beneficiary may have against Indemnitors, or any of them, or the collateral which secures the obligations of the Indemnitors under the Loan Documents;

(n)                                 Any modifications of the Loan Documents or any obligation of Indemnitors, or any of them, relating to the Loans by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o)                                 Any action, occurrence, event or matter consented to by Indemnitors, or any of them, under any provision hereof or otherwise.

SECTION 6. General Provisions.

(a)                                  Personal Liability.  Notwithstanding anything contained herein or in any Loan Document to the contrary, all of the terms and provisions of this Agreement are recourse obligations of the Indemnitors, and each of them, and not restricted by any limitation on personal liability.  The obligations of each Indemnitor to Beneficiary under this Agreement are joint and several.

(b)                                 Unsecured Obligations. Indemnitors hereby acknowledge that Beneficiary’s appraisal of the Property is such that Administrative Agent and Lenders are not willing to accept the consequences of the inclusion of Indemnitors’ indemnity set forth herein among the obligations secured by the Mortgages and the other Loan Documents and that Lenders would not make the Loans but for the unsecured personal liability undertaken by Indemnitors herein.  Indemnitors further hereby acknowledge that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Indemnitors set forth in the Mortgages and secured thereby, the obligations of Indemnitors under this Agreement are not secured by the lien of the Mortgages or the security interests or other collateral described in the Mortgages or the other Loan Documents, it being the intent of Administrative Agent and the Lenders to create separate obligations of Indemnitors, and each of them, hereunder which can be enforced against Indemnitors, and each of them, without regard to the existence of the Mortgages or other Loan Documents or the liens or security interests created therein.

(c)                                  Survival.  The indemnity obligations under Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Beneficiary or any Lender under the Mortgages or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loans are paid or satisfied in full.

(d)                                 No Recourse Against Beneficiary or any Lender.   Indemnitors shall have no right of recourse against Beneficiary or any Lender by reason of any action Beneficiary or any Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e)                                  Reservation of Rights.  Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Beneficiary may have against any Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f)                                    The term “Event of Default”, as used in this Agreement, shall mean the occurrence of an “Event of Default” as defined in either the Credit Agreement or the Mortgages.

(g)                                 Rights Cumulative; Payments.  Beneficiary’s rights under this Agreement shall be in addition to all rights of Beneficiary under the Credit Agreement, the Mortgages and the other Loan Documents.  Further, payments made by Indemnitors, or any of them, under this Agreement shall not reduce in any respect Indemnitors’ respective obligations and liabilities under the Credit Agreement, the Mortgages and the other Loan Documents.

(h)                                 No Limitation on Liability.  Indemnitors hereby consent and agree that Beneficiary may at any time and from time to time without further consent from Indemnitors do any of the following events, and the liability of Indemnitors under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitors, or any of them, or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or any extension or renewal of the Credit Agreement or the Notes; (ii) any sale, assignment or foreclosure of the Credit Agreement, the Notes, the Mortgages or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Indemnitors; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors, or any of them, herein or in any of the Loan Documents; (v) the release of any Indemnitor or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Beneficiary’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the obligations under the Credit Agreement; (vii) any failure to record the Mortgages or to file any financing statement (or any improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the obligations under the Credit Agreement; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever.  No such action which Beneficiary shall take or fail to take in connection with the Loan Documents or any collateral which secures the obligations of the Indemnitors under the Loan Documents, nor any course or dealing with Indemnitors or any other person, shall limit, impair or release Indemnitors’ obligations hereunder, affect this Agreement in any way or afford Indemnitors any recourse against Beneficiary.  Nothing contained in this Section shall be construed to require Beneficiary to take or refrain from taking any action referred to herein.

(i)                                     Entire Agreement; Amendment; Severability.  This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes (except as to the Mortgages and the Credit Agreement) all prior agreements, whether written or oral, between the parties respecting such matters.  Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(j)                                     Governing Law; Binding Effect; Waiver of Acceptance.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.  This Agreement shall bind Indemnitors and the respective heirs, personal representatives, successors and assigns of Indemnitors and shall inure to the benefit of Beneficiary and the officers, directors, shareholders, agents and employees of Beneficiary and their respective heirs, successors and assigns.  Notwithstanding the foregoing, Indemnitors shall not assign any of their rights or obligations under this Agreement without the prior written consent of Administrative Agent,  which consent may be withheld by Administrative Agent in its sole discretion.  Indemnitors hereby waive any acceptance of this Agreement by Beneficiary , and this Agreement shall immediately be binding upon Indemnitors.

Notice.  All notices required or permitted to be given under this Agreement shall be governed in accordance with the Credit Agreement.

(k)                                  No Waiver: Time of Essence.  The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.  Time is of the essence hereof.

(l)                                     Captions for Convenience.  The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(m)                               Attorneys’ Fees.  In the event it is necessary for Beneficiary to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof and Beneficiary prevails in such enforcement, then Indemnitors agree to pay to Beneficiary any and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Beneficiary as a result thereof and such costs, fees and expenses shall be deemed to constitute Costs for purposes of this Agreement.

(n)                                 Successive Action.  A separate right of action hereunder shall arise each time Beneficiary acquires knowledge of any matter indemnified by Indemnitors under this Agreement.  Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(o)                                 Reliance.  Lenders would not make the Loans to Indemnitors without this Agreement.  Accordingly, Indemnitors intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loans shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(p)                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

(q)                                 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(1)                                 INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B)  AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, (C)  SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT THEY, AND EACH OF THEM, WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).  INDEMNITORS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED UNITED STATES MAIL, POSTAGE PREPAID, TO THE INDEMNITORS AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 6(k) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(2)                                 BENEFICIARY AND INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING

OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF THE BENEFICIARY OR INDEMNITORS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, ADMINISTRATIVE AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR INDEMNITORS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(r)                                    Waiver by Indemnitors.  Each Indemnitor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against any Indemnitor, neither of the Indemnitors shall seek a supplemental stay or otherwise pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary by virtue of any this Agreement or otherwise.

IN WITNESS WHEREOF, Indemnitors have executed this Environmental Indemnity Agreement under seal as of the day and year first above written.

Signed, sealed and delivered	INDEMNITORS:
in the presence of

AAI CORPORATION
Witness

Notary Public	By:	/s/ James H. Perry
Name: James H. Perry
My Commission Expires:	Title: Vice President and Chief Financial Officer

[NOTARIAL SEAL]

Signed, sealed and delivered	UNITED INDUSTRIAL CORPORATION
in the presence of

Witness	By:	/s/ James H. Perry
Name: James H. Perry
My Commission Expires:	Title: Vice President and Chief Financial Officer

My Commission Expires:

[NOTARIAL SEAL]

Signed, sealed and delivered	AAI SERVICES CORPORATION
in the presence of

Witness	By:	/s/
Name:
My Commission Expires:	Title:

My Commission Expires:

[NOTARIAL SEAL]

[SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY]

Signed, sealed and delivered	AAI/ACL TECHNOLOGIES, INC.
in the presence of

Witness	By:	/s/
Name:
My Commission Expires:	Title:

My Commission Expires:

[NOTARIAL SEAL]

[SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY]